Note 13 - Accounts Payable and Accrued Liabilities	12 Months Ended
Dec. 31, 2021
Statement Line Items [Line Items]
Disclosure of accrued expenses and other liabilities [text block]

13. Accounts payable and accrued liabilities

	2021	2020
Trade payables and accruals(1)	$66,999	$113,541
Royalties payable	23,736	23,832
Wages, salaries and benefits payable	7,534	18,273
Amount due on the settlement of derivatives	12,878	—
Amount due to Royal Gold(2)	64,229	48,874
Liability for share-based compensation (note 23)	11,444	28,184
Total accounts payable and accrued liabilities	$186,820	$232,704

(1)	The decrease relates primarily to the derecognition of amounts upon loss of control of the Kumtor Mine (note 5).
(2)

Royal Gold holds a streaming interest in the production at the Mount Milligan Mine. As a result, when a trade receivable is recorded in relation to a third-party customer gold and copper concentrate delivery, a corresponding liability to Royal Gold is recorded.